Exhibit 99.1

FOR IMMEDIATE RELEASE	JULY 28, 2010

Investor Relations Contact:	Media Relations Contact:
Sujal Shah	Mitch Seigle
610-712-5471	408-954-3225
sujal.shah@lsi.com	mitch.seigle@lsi.com
cc10-54
LSI Reports Second Quarter 2010 Results
MILPITAS, Calif., July 28, 2010 — LSI Corporation (NYSE: LSI) today reported results for its second quarter ended July 4, 2010.
Second Quarter 2010 News Release Summary
▪    Second quarter 2010 revenues of $639 million
▪    Second quarter 2010 GAAP* net income of 1 cent per diluted share
▪    Second quarter 2010 non-GAAP** net income of 11 cents per diluted share
▪    Second quarter operating cash flows of $68 million
Third Quarter 2010 Business Outlook
▪    Projected revenues of $625 million to $655 million
▪    GAAP* net (loss)/income in the range of ($0.03) to $0.06 cents per share
▪    Non-GAAP** net income in the range of $0.08 to $0.14 cents per share

*	Generally Accepted Accounting Principles.

**	Excludes goodwill and other intangible asset impairment, stock-based compensation, amortization of acquisition-related intangibles, purchase accounting effect on inventory, restructuring of operations and other items, net, write-down of debt and equity securities and gain on repurchase of convertible subordinated notes. It also excludes the income tax effect associated with the above mentioned items.

Second quarter 2010 revenues were $639 million, a 23% increase year-over-year compared to $521 million reported in the second quarter of 2009, and compares to $637 million reported in the first quarter of 2010.
Second quarter 2010 GAAP* net income was $7 million or 1 cent per diluted share, compared to second quarter 2009 GAAP net loss of $61 million or 9 cents per share. Second quarter 2010 GAAP results compare to first quarter 2010 GAAP net income of $23 million or 3 cents per diluted share. First quarter GAAP results included a net tax benefit of $19 million. Second quarter 2010 GAAP net income included a net charge of $64 million from special items, consisting primarily of $40 million of amortization of acquisition-related items, $18 million of stock-based compensation expense, and $5 million of net restructuring and other items.
Second quarter 2010 non-GAAP** net income was $71 million or 11 cents per diluted share, compared to second quarter 2009 non-GAAP net income of $7 million or 1 cent per diluted share. First quarter 2010 non-GAAP net income was $92 million or 14 cents per diluted share. First quarter non-GAAP results also included the aforementioned net tax benefit of $19 million.
Cash and short-term investments totaled approximately $670 million at quarter end. During the quarter, LSI repaid $350 million of outstanding convertible notes, becoming debt free. The company also completed second-quarter purchases of approximately 10 million shares of its common stock for approximately $55 million under its $250 million share repurchase program.
“Despite some isolated customer inventory adjustments late in the quarter that modestly affected our sequential revenue growth, tight operating expense control and higher gross margins enabled us to deliver a solid bottom-line performance,” said Abhi Talwalkar, LSI president and chief executive officer. “While improving end market demand for enterprise IT products continues to bode well for us, our outlook for the third quarter is one of tempered optimism as macro-economic conditions appear to be somewhat fluid at the present time.”
Bryon Look, LSI CFO and chief administrative officer, said, “We delivered sound financial results in the second quarter. First-half operating cash flows nearly tripled from the year-ago period while net cash improved by 28% on the same basis. We also repaid all our remaining debt and continued to purchase shares of the company’s common stock through our previously announced share repurchase program.”

LSI Third Quarter 2010 Business Outlook

	GAAP*	Special Items	Non-GAAP**
Revenue	$625 million to $655 million		$625 million to $655 million

Gross Margin	40% — 44%	$30 million to $40 million	46.5% — 48.5%

Operating Expenses	$243 million to $263 million	$20 million to $30 million	$223 million to $233 million

Net Other (Loss)/Income	$3 million		$3 million

Tax	Approximately $8 million		Approximately $8 million

Net (Loss)/Income Per Share	($0.03) to $0.06	($0.08) to ($0.11)	$0.08 to $0.14

Diluted Share Count	655 million		655 million
Capital spending is projected to be around $15 million in the third quarter and approximately $55 million in total for 2010.
Depreciation and software amortization is projected to be around $26 million in the third quarter and approximately $104 million in total for 2010.
LSI Conference Call Information
LSI will hold a conference call today at 2 p.m. PDT to discuss second quarter financial results and the third quarter 2010 business outlook. Internet users can access the conference call at http://www.lsi.com/webcast. Subsequent to the conference call, a replay will be available at the same web address.
Forward-Looking Statements: This news release contains forward-looking statements that are based on the current opinions and estimates of management. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that could cause LSI’s actual results to differ materially from those set forth in the forward-looking statements include, but are not limited to: our reliance on major customers and suppliers; our ability to keep up with rapid technological change; our ability to compete successfully in competitive markets; fluctuations in the timing and volumes of customer demand; the unavailability of appropriate levels of manufacturing capacity; and general industry and market conditions. For additional information, see the documents filed by LSI with the Securities and Exchange Commission, and specifically the risk factors set forth in the company’s most recent reports on Form 10-K and 10-Q. LSI disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
About LSI
LSI Corporation (NYSE: LSI) is a leading provider of innovative silicon, systems and software technologies that enable products which seamlessly bring people, information and digital content together. The company offers a broad portfolio of capabilities and services including custom and standard product ICs, adapters, systems and software that are trusted by the world’s best known brands to power leading solutions in the Storage and Networking markets. More information is available at www.lsi.com.
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Editor’s Notes:
1.	All LSI news releases (financial, acquisitions, manufacturing, products, technology, etc.) are issued exclusively by PR Newswire and are immediately thereafter posted on the company’s external website, http://www.lsi.com.
2.	LSI and the LSI & Design logo are trademarks or registered trademarks of LSI Corporation.
3.	All other brand or product names may be trademarks or registered trademarks of their respective companies.

LSI CORPORATION
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	July 4,	April 4,	December 31,
	2010	2010	2009
Assets

Current assets:
Cash and short-term investments	$669.8	$1,015.5	$962.1
Accounts receivable, net	307.1	298.6	339.0
Inventories	191.6	185.8	169.3
Prepaid expenses and other current assets	110.5	124.4	115.1

Total current assets	1,279.0	1,624.3	1,585.5

Property and equipment, net	212.8	215.4	219.0
Goodwill and identified intangible assets, net	847.5	887.7	927.9
Other assets	224.8	223.1	235.5

Total assets	$2,564.1	$2,950.5	$2,967.9

Liabilities and Stockholders’ Equity

Current liabilities:
Current portion of long-term debt	$—	$350.0	$350.0
Other current liabilities	489.6	509.4	504.4

Total current liabilities	489.6	859.4	854.4

Pension, tax and other liabilities	609.8	618.9	652.4

Total liabilities	1,099.4	1,478.3	1,506.8

Stockholders’ equity:
Common stock and additional paid-in capital	6,123.8	6,141.6	6,149.2
Accumulated deficit	(4,378.5)	(4,386.0)	(4,408.5)
Accumulated other comprehensive loss	(280.6)	(283.4)	(279.6)

Total stockholders’ equity	1,464.7	1,472.2	1,461.1

Total liabilities and stockholders’ equity	$2,564.1	$2,950.5	$2,967.9

LSI CORPORATION
Consolidated Statements of Operations (GAAP)
(In thousands, except per-share amounts)
(Unaudited)

	Three Months Ended			Six Months Ended
	July 4,	April 4,	July 5,	July 4,	July 5,
	2010	2010	2009	2010	2009
Revenues	$639,405	$637,182	$520,665	$1,276,587	$1,002,944

Cost of revenues	330,194	332,937	301,333	663,131	577,917
Purchase accounting effect on inventory	—	—	2,550	—	2,550
Amortization of acquisition-related intangibles	31,288	31,288	33,867	62,576	67,477
Stock-based compensation expense	2,292	1,712	2,022	4,004	4,035

Total cost of revenues	363,774	365,937	339,772	729,711	651,979

Gross profit	275,631	271,245	180,893	546,876	350,965

Research and development	162,509	158,974	141,724	321,483	289,146
Stock-based compensation expense	8,644	7,898	7,195	16,542	15,057

Total research and development	171,153	166,872	148,919	338,025	304,203

Selling, general and administrative	69,304	70,563	64,819	139,867	131,338
Amortization of acquisition-related intangibles	8,948	8,948	9,123	17,896	18,246
Stock-based compensation expense	7,559	6,821	7,785	14,380	15,900

Total selling, general and administrative	85,811	86,332	81,727	172,143	165,484

Restructuring of operations and other items, net	5,067	1,620	6,010	6,687	31,215

Income/(loss) from operations	13,600	16,421	(55,763)	30,021	(149,937)

Interest expense	(1,707)	(3,894)	(6,864)	(5,601)	(14,100)
Interest income and other, net	4,639	(8,807)	6,344	(4,168)	12,207

Income/(loss) before income taxes	16,532	3,720	(56,283)	20,252	(151,830)
Provision/(benefit) for income taxes	9,100	(18,800)	5,200	(9,700)	13,200

Net income/(loss)	$7,432	$22,520	$(61,483)	$29,952	$(165,030)

Net income/(loss) per share:
Basic	$0.01	$0.03	$(0.09)	$0.05	$(0.25)

Diluted	$0.01	$0.03	$(0.09)	$0.05	$(0.25)

Shares used in computing per-share amounts:
Basic	651,778	656,528	650,300	654,192	649,360

Diluted	661,540	664,315	650,300	663,857	649,360

A reconciliation of net income/(loss) on the GAAP basis to non-GAAP net income/(loss) is included below.

	Three Months Ended			Six Months Ended
Reconciliation of GAAP net income/(loss) to	July 4,	April 4,	July 5,	July 4,	July 5,
non-GAAP net income/(loss):	2010	2010	2009	2010	2009
GAAP net income/(loss)	$7,432	$22,520	$(61,483)	$29,952	$(165,030)

Special items:
a) Stock-based compensation expense — cost of revenues	2,292	1,712	2,022	4,004	4,035
b) Stock-based compensation expense — R&D	8,644	7,898	7,195	16,542	15,057
c) Stock-based compensation expense — SG&A	7,559	6,821	7,785	14,380	15,900
d) Amortization of acquisition-related intangibles — cost of revenues	31,288	31,288	33,867	62,576	67,477
e) Amortization of acquisition-related intangibles — SG&A	8,948	8,948	9,123	17,896	18,246
f) Purchase accounting effect on inventory	—	—	2,550	—	2,550
g) Restructuring of operations and other items, net	5,067	1,620	6,010	6,687	31,215
h) Write-down of equity securities	—	11,600	—	11,600	—

Total special items	63,798	69,887	68,552	133,685	154,480

Non-GAAP net income/(loss)	$71,230	$92,407	$7,069	$163,637	$(10,550)

Non-GAAP net income/(loss) per share:
Basic	$0.11	$0.14	$0.01	$0.25	$(0.02)

Diluted *	$0.11	$0.14	$0.01	$0.25	$(0.02)

Shares used in computing non-GAAP per-share amounts:
Basic	651,778	656,528	650,300	654,192	649,360

Diluted	661,540	690,395	652,389	663,857	649,360

*	In computing non-GAAP diluted earnings per share for three months ended April 4, 2010, net income was increased by $3,500 for interest, net of taxes, on the $350 million convertible notes considered dilutive common stock.

	Three Months Ended			Six Months Ended
Reconciliation of GAAP to non-GAAP shares used in the	July 4,	April 4,	July 5,	July 4,	July 5,
calculation of diluted per-share amounts:	2010	2010	2009	2010	2009
Diluted shares used in per-share computation — GAAP	661,540	664,315	650,300	663,857	649,360
Dilutive stock awards	—	—	2,089	—	—
Effect of $350 million convertible notes considered dilutive	—	26,080	—	—	—

Diluted shares used in per-share computation — non-GAAP	661,540	690,395	652,389	663,857	649,360

LSI CORPORATION
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Six Months Ended
	July 4,	April 4,	July 5,	July 4,	July 5,
	2010	2010	2009	2010	2009
Operating activities:
Net income/(loss)	$7,432	$22,520	$(61,483)	$29,952	$(165,030)
Adjustments:
Depreciation and amortization *	66,251	67,017	66,239	133,268	131,318
Stock-based compensation expense	18,495	16,431	17,002	34,926	34,992
Gain on redemption of convertible subordinated notes	—	—	(149)	—	(149)
Write-down of equity securities	—	11,600	—	11,600	—
Loss on sale of property and equipment	265	3	17	268	117
Unrealized foreign exchange loss/(gain)	3,205	(2,215)	4,268	990	(8,116)
Deferred taxes	85	98	(84)	183	(11)
Changes in assets and liabilities, net of assets acquired and liabilities assumed in business combinations:
Accounts receivable, net	(8,509)	40,396	5,364	31,887	36,054
Inventories	(5,806)	(16,441)	54,242	(22,247)	73,582
Prepaid expenses and other assets	14,438	(8,095)	11,015	6,343	43,458
Accounts payable	(5,863)	(8,547)	10,147	(14,410)	(53,388)
Accrued and other liabilities	(22,376)	(16,989)	(37,666)	(39,365)	(33,762)

Net cash provided by operating activities	67,617	105,778	68,912	173,395	59,065

Investing activities:
Purchases of debt securities available-for-sale	(1,189)	—	—	(1,189)	(10)
Proceeds from maturities and sales of debt securities available-for-sale	10,271	11,254	28,063	21,525	63,945
Purchases of equity securities	(316)	—	—	(316)	(5,000)
Purchases of property, equipment and software	(21,097)	(27,276)	(23,138)	(48,373)	(48,601)
Proceeds from sale of property and equipment	177	22	105	199	112
Acquisition of business and companies, net of cash acquired	—	—	(20,840)	—	(20,840)
Decrease in non-current assets and deposits	—	—	13,501	—	13,501

Net cash (used in)/provided by investing activities	(12,154)	(16,000)	(2,309)	(28,154)	3,107

Financing activities:
Redemption of convertible subordinated notes	—	—	(244,047)	—	(244,047)
Repayment of debt obligations	(349,999)	—	—	(349,999)	—
Issuance of common stock	17,953	3,635	6,672	21,588	6,673
Purchase of common stock under repurchase programs	(54,524)	(26,208)	—	(80,732)	—

Net cash used in financing activities	(386,570)	(22,573)	(237,375)	(409,143)	(237,374)

Effect of exchange rate changes on cash and cash equivalents	(895)	(2,117)	3,221	(3,012)	855

Net change in cash and cash equivalents	(332,002)	65,088	(167,551)	(266,914)	(174,347)

Cash and cash equivalents at beginning of period	843,379	778,291	822,505	778,291	829,301

Cash and cash equivalents at end of period	$511,377	$843,379	$654,954	$511,377	$654,954

*	Depreciation of fixed assets and amortization of intangible assets, software, capitalized intellectual property, premiums on short-term investments, debt issuance costs, and accrued debt premium.

LSI CORPORATION
Selected Financial Information (GAAP)
(In millions)
(Unaudited)

	Three Months Ended
	July 4,	April 4,	July 5,
	2010	2010	2009
Semiconductor revenues	$416.7	$416.5	$343.8
Storage Systems revenues	$222.7	$220.7	$176.9
Total revenues	$639.4	$637.2	$520.7
Percentage change in revenues-qtr./qtr. ( a )	0.3%	-0.1%	8.0%
Percentage change in revenues-yr./yr. ( b )	22.8%	32.1%	-24.8%

Days sales outstanding	43	42	46
Days of inventory	47	46	42
Current ratio	2.6	1.9	1.8
Quick ratio	2.0	1.5	1.4

Gross margin as a percentage of revenues	43.1%	42.6%	34.7%
R&D as a percentage of revenues	26.8%	26.2%	28.6%
SG&A as a percentage of revenues	13.4%	13.5%	15.7%

Employees ( c )	5,612	5,451	5,357
Revenues per employee (in thousands) ( d )	$455.7	$467.6	$388.8

Selected Cash Flow Information:
Purchases of property and equipment ( e )	$13.3	$15.2	$7.7
Depreciation and amortization ( f )	$25.8	$26.3	$23.2

(a)	Represents a sequential quarterly change in revenues.

(b)	Represents a change in revenues in the quarter presented as compared to the same quarter of the previous year.

(c)	Actual number of employees at the end of each period presented.

(d)	Revenues per employee is calculated by annualizing revenues for each quarter presented and dividing it by the number of employees.

(e)	Excludes purchases of software.

(f)	Represents depreciation of fixed assets and amortization of software.